PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated December 2, 2022,
to
Prospectuses dated May 1, 2022
for
VUL Protector® and PruLife® SVUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On December 5, 2022, the following changes will occur:

1.The AST Moderate Multi-Asset Portfolio (“the merging Fund”) will merge into the AST Balanced Asset Allocation Portfolio (“the successor Fund”). All assets in the merging Fund will automatically transfer to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund. All references to AST Moderate Multi-Asset Portfolio are hereby deleted.
2.AST Mid-Cap Growth Portfolio (“the Fund”) will have a new subadivsory agreement. The Fund row in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Mid-Cap Growth	AST Mid-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Massachusetts Financial Services Company; Delaware Investments Fund Advisers; J.P. Morgan Investment Management Inc.; TimesSquare Capital Management, LLC	1.05%^	10.49%	18.71%	14.83%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP185
VULP14, VULP15, VULP18, VULPNJ18, VULP21, VULPNJ21, SVULP, SVULPNJ, SVULP20, SVULPNJ20, SVULP21, SVULPNJ21